UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 13, 2023

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

Registrant’s telephone number, including area code     (323) 538-5799

2 Cityplace Drive, Suite 200, St. Louis, MO 63141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

We are filing this Current Report on Amendment No. 1 of the Form 8-K/A to update Item 1.01 of the Report regarding the Settlement of Debts Agreement and Promissory Note entered into with Borneo Oil Corporation Sdn Bhd in relation to the settlement of debts which was originally filed on Form 8-K to SEC on March 16, 2023.

Item 1.01 Entry into a Material Definitive Agreement

On March 13, 2023, Verde Resources, Inc. (the “Company”) and its former indirect wholly-owned subsidiary Champmark Sdn Bhd (“CSM”) entered into a Settlement of Debts Agreement (the “SDA Agreement”) and a two year term period Promissory Note with CSM’s creditor Borneo Oil Corporation Sdn Bhd (the “Creditor”) to settle in full a total of USD 675,888 of CSM’s account payable to the Creditor either in cash or by the issuance of new restricted shares of the Company’s common stock at a price of $0.07 per share. As set out in the SDA Agreement, the new restricted shares for settlement of the account payable to the Creditor shall be issued to the Creditor or its nominee.

On August 16, 2024, the Company entered into a Supplementary Agreement to the SDA Agreement and Promissory Note with the Creditor to convert the total amount of $675,888 into shares of the Company’s restricted Common Stock at the agreed conversion price of $0.07 per share on August 16, 2024.

Item 3.02 Unregistered Sales of Equity Securities

On August 16, 2024 the Company agreed to issue 9,655,542 shares of the Company’s restricted Common Stock at the price of $0.07 per share to Borneo Oil Berhad, the appointed nominee of the Creditor, referenced in Item 1.01 above, in satisfaction of the promissory note with a total amount of $675,888. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 (the “33 Act”) and Regulation D Section 506(b) promulgated under the ’33 Act.

Item 9.01 Financial Statements and Exhibits

The Supplementary Agreement to the SDA Agreement and Promissory Note is attached hereto as Exhibit 10.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer
Date: August 19, 2024

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